United States and PSEG Power Nuclear Preparedness United States and PSEG Power Nuclear Preparedness March 22, 2011 March 22, 2011 Exhibit 99

Forward Looking Statement
Forward Looking Statement
Readers are cautioned that statements contained in this presentation about our and our subsidiaries' future performance, including future revenues, earnings, strategies, prospects, consequences and all other statements that are not purely historical, are forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995.  When used herein, the words “anticipate”, “intend”, “estimate”, “believe”, “expect”, “plan”, “should”,
“hypothetical”, “potential”, “forecast”, “project”, variations of such words and similar expressions are intended to identify forward-looking statements.  Although we believe that our expectations are based on reasonable assumptions, they are subject to risks and uncertainties and we can give no assurance they will be achieved.
The results or developments projected or predicted in these statements may differ materially from what may actually occur.  Factors which could cause results or events to differ from current expectations include, but are not limited to:
Adverse changes in energy industry law, policies and regulation, including market  structures, and a potential shift away from competitive markets towards subsidized market mechanisms,
  transmission planning and cost allocation rules, including rules regarding how transmission is planned and who is permitted to build transmission going forward, and reliability standards.
Any inability of our transmission and distribution businesses to obtain adequate and timely rate relief and regulatory approvals from federal and state regulators.
Changes in federal and state environmental regulations that could increase our costs or limit operations of our generating units.
Changes in nuclear regulation and/or developments in the nuclear power industry generally that could limit operations of our nuclear generating units.
Actions or activities at one of our nuclear units located on a multi-unit site that might adversely affect our ability to continue to operate that unit or other units located at the same site.
Any inability to balance our energy obligations, available supply and trading risks.
Any deterioration in our credit quality.
Availability of capital and credit at commercially reasonable terms and conditions and our ability to meet cash needs.
Any inability to realize anticipated tax benefits or retain tax credits.
Changes in the cost of, or interruption in the supply of, fuel and other commodities necessary to the operation of our generating units.
Delays in receipt of necessary permits and approvals for our construction and development activities.
Delays or unforeseen cost escalations in our construction and development activities.
Adverse changes in the demand for or price of the capacity and energy that we sell into wholesale electricity markets.
Increase in competition in energy markets in which we compete.
Adverse performance of our decommissioning and defined benefit plan trust fund investments and changes in discount rates and funding requirements.
Changes in technology and customer usage patterns.
For further information, please refer to our Annual Report on Form 10-K, including Item 1A. Risk Factors, and subsequent reports on Form 10-Q and Form 8-K filed with the Securities and Exchange Commission.  These documents address in further detail our business, industry issues and other factors that could cause actual results to differ materially from those indicated in this presentation.  In addition, any forward-looking statements included herein represent our estimates only as of today and should not be relied upon as representing our estimates as of any subsequent date.  While we may elect to update forward-looking statements from time to time, we specifically disclaim any obligation to do so, even if our internal estimates change, unless otherwise required by applicable securities laws.

DISCLAIMER:
DISCLAIMER:
“While PSEG Nuclear has made every attempt to assure that the information included herein, including the information about the situation in
Japan, is up to date, the event is dynamic and only Tokyo Electric or its authorized representatives can confirm the accuracy or currency of the information presented with respect to its nuclear facilities. Information herein concerning facilities other than PSEG Nuclear facilities has been obtained from sources PSEG Nuclear deems reliable.”

4
Fukushima Daiichi Nuclear Station
Fukushima Daiichi Nuclear Station
Six BWR units at the Fukushima Nuclear Station
Units 1, 2, 3  in operation prior to event
Units 4, 5, 6  in outage prior to event
Unit 1

SECONDARY CONTAINMENT
(REACTOR BUILDING)
REACTOR PRESSURE
VESSEL
CONTROL ROOM
USED
FUEL
POOL
BATTERIES
REACTOR FUEL
PUMP
DIESEL
DIESEL
M
SRV
CONTROL
RODS
PRIMARY
CONTAINMENT
(TORUS)
PRIMARY
CONTAINMENT
(DRYWELL)

[redacted]

Fuel Cladding 1 2 3 Boiling Water Reactor – Three Barriers to Radiation Release Boiling Water Reactor – Three Barriers to Radiation Release

SECONDARY CONTAINMENT
(REACTOR BUILDING)
REACTOR PRESSURE
VESSEL
USED
FUEL
POOL
CONTROL ROOM
BATTERIES
REACTOR FUEL
PUMP
DIESEL
DIESEL
M
SRV
CONTROL
RODS
PRIMARY
CONTAINMENT
(TORUS)
CONTAINMENT
(DRYWELL)

Japanese Plant Response following Earth Quake Japanese Plant Response following Earth Quake Steam vented to Torus Water returned to Pressure Vessel

SECONDARY CONTAINMENT
(REACTOR BUILDING)
REACTOR PRESSURE
VESSEL
USED
FUEL
POOL
CONTROL ROOM
BATTERIES
REACTOR FUEL
PUMP
DIESEL
DIESEL
M
SRV
CONTROL
RODS
PRIMARY
CONTAINMENT
(TORUS)
PRIMARY
CONTAINMENT
(DRYWELL)

Cooling capability
lost due to high
Torus water temps Fuel uncovered as
steam vented to Torus
Hydrogen produced
from fuel damage
Pressure builds up
in containment
Hydrogen builds up
in containment
Japanese Emergency Escalates following Tsunami
Japanese Emergency Escalates following Tsunami

SECONDARY CONTAINMENT
(REACTOR BUILDING)
REACTOR PRESSURE
VESSEL
USED
FUEL
POOL
CONTROL ROOM
BATTERIES
REACTOR FUEL
PUMP
DIESEL
DIESEL
M
SRV
CONTROL
RODS
PRIMARY
CONTAINMENT
(TORUS)
PRIMARY
CONTAINMENT
(DRYWELL)

Attempts to Vent Containment Result in Hydrogen Explosions
Attempts to Vent Containment Result in Hydrogen Explosions
Operators attempt
to vent containment
Hydrogen buildup
explodes in Unit 1,
3 Reactor Building
Hydrogen buildup
explodes in Unit 2
Torus

United States Plant Designs United States Plant Designs

United States Plant Designs
United States Plant Designs
Site – specific designed criteria developed for each site
Based on historical information with added conservatism
(flood, hurricane, earthquake, etc)
Based on geography
Plant designed to withstand severe events and maintain
design basis
Plant modifications / upgrades implemented based on
industry experience and strengthened regulation

SECONDARY CONTAINMENT
(REACTOR BUILDING)
REACTOR PRESSURE
VESSEL
CONTROL ROOM
BATTERIES
REACTOR FUEL
HPCI
PUMP
DIESEL
DIESEL
M
SRV
CONTROL
RODS
PRIMARY
CONTAINMENT
(TORUS)
PRIMARY
CONTAINMENT
(DRYWELL)

23 Boiling Water Reactors in the United States utilize the Mark I Containment United States Design Improvements United States Design Improvements

SECONDARY CONTAINMENT
(REACTOR BUILDING)
REACTOR PRESSURE
VESSEL
CONTROL ROOM
USED
FUEL
POOL
BATTERIES
REACTOR FUEL
PUMP
DIESEL
DIESEL
M
SRV
CONTROL
RODS
PRIMARY
CONTAINMENT
(TORUS)
PRIMARY
CONTAINMENT
(DRYWELL)

United States Design Improvements United States Design Improvements Significant Control Room Modifications after TMI – 1980

SECONDARY CONTAINMENT
(REACTOR BUILDING)
REACTOR PRESSURE
VESSEL
CONTROL ROOM
USED
FUEL
POOL
BATTERIES
REACTOR FUEL
PUMP
DIESEL
DIESEL
M
SRV
CONTROL
RODS
PRIMARY
CONTAINMENT
(TORUS)
PRIMARY
CONTAINMENT
(DRYWELL)

United States Design Improvements United States Design Improvements Control Room TMI – 1980 Strengthened Torus following NRC Regulation – 1980-83

SECONDARY CONTAINMENT
(REACTOR BUILDING)
REACTOR PRESSURE
VESSEL
CONTROL ROOM
USED
FUEL
POOL
BATTERIES
REACTOR FUEL
PUMP
DIESEL
DIESEL
M
SRV
CONTROL
RODS
PRIMARY
CONTAINMENT
(TORUS)
PRIMARY
CONTAINMENT
(DRYWELL)

United States Design Improvements United States Design Improvements Strengthened Torus – 1980 Control Room TMI – 1980 Physical Separation of safety systems following Browns Ferry Fire – 1979

SECONDARY CONTAINMENT
(REACTOR BUILDING)
REACTOR PRESSURE
VESSEL
USED
FUEL
POOL
CONTROL ROOM
BATTERIES
REACTOR FUEL
PUMP
DIESEL
DIESEL
M
SRV
CONTROL
RODS
PRIMARY
CONTAINMENT
(TORUS)
PRIMARY
CONTAINMENT
(DRYWELL)

United States Design Improvements United States Design Improvements Fire Protection – 1979 Strengthened Torus – 1980 Control Room TMI – 1980 Hardened Containment Vent to prevent H2 Buildup – 1992

SECONDARY CONTAINMENT
(REACTOR BUILDING)
REACTOR PRESSURE
VESSEL
CONTROL ROOM
USED
FUEL
POOL
BATTERIES
REACTOR FUEL
PUMP
DIESEL
DIESEL
SRV
CONTROL
RODS
PRIMARY
CONTAINMENT
(TORUS)
PRIMARY
CONTAINMENT
(DRYWELL)

United States Design Improvements
United States Design Improvements
Containment Vent - 1992
Fire Protection – 1979
Strengthened Torus – 1980
Control Room TMI – 1980
Enhanced Battery Capability for Station Black Out – 1988

SECONDARY CONTAINMENT
(REACTOR BUILDING)
REACTOR PRESSURE
VESSEL
CONTROL ROOM
USED
FUEL
POOL
BATTERIES
REACTOR FUEL
PUMP
DIESEL
DIESEL
PORTABLE PUMP & DIESEL
SRV
CONTROL
RODS
PRIMARY
CONTAINMENT
(TORUS)
PRIMARY
CONTAINMENT
(DRYWELL)

United States Design Improvements
United States Design Improvements
Station Black Out – 1988
Containment Vent – 1992
Fire Protection – 1979
Strengthened Torus – 1980
Control Room TMI – 1980
Redundant Generator and Pumps following 9/11 – 2002

SECONDARY CONTAINMENT
(REACTOR BUILDING)
REACTOR PRESSURE
VESSEL
CONTROL ROOM
BATTERIES
REACTOR FUEL
HPCI
PUMP
DIESEL
DIESEL
M
SRV
CONTROL
RODS
PORTABLE PUMP & DIESEL
PRIMARY
CONTAINMENT
(TORUS)
PRIMARY
CONTAINMENT
(DRYWELL)

Spare Diesel / Pump – 2002
Station Black Out – 1988
Containment Vent – 1992
Fire Protection – 1979
Strengthened Torus – 1980
Control Room TMI – 1980
United States Design Improvements
United States Design Improvements

Used Fuel Pool Protection
Used Fuel Pool Protection
Used Fuel Pools designed to
station Design Bases criteria
Redundant pumps available to
ensure used fuel pool cooling
Alternative fuel pool cooling
capability added post 9/11
Multiple sources of water and
power for cooling beyond
design bases

Emergency Planning Emergency Planning

Radiation Levels are fluctuating at Fukushima Daiichi
Radiation Levels are fluctuating at Fukushima Daiichi
Site Boundary
50 mrem/hr – spikes up to 1200 mrem/hr
Between Reactor Buildings
10,000 mrem/hr – 40,000 mrem/hr
(Likely spikes following Unit 2 explosion)
Controlled venting of containment and issues with used fuel pools resulted in radiation releases
General evacuation within 12 miles / US citizens within 50 miles
Potassium Iodide tablets distributed to area residents and workers
Background
General population receives ~600 mrem/year
United States Nuclear worker limited to 5,000 mrem/yr
PSEG Nuclear limits exposure to 2,000 mrem/yr

United States Emergency Planning
United States Emergency Planning
1978 – 10 Mile Emergency Planning Zone (EPZ) deemed appropriate
Limited offsite agency participation – Site driven
1980 – Post TMI – NRC NUREG 0654 implemented
Determined appropriate emergency response program
• number required on shift / emergency facilities / offsite participation required
Evaluated every 2 years by FEMA / NRC
Integrated response between onsite and offsite agencies and states
Mandated siren for alerting public and Emergency News Center
Established 50 Mile ingestion pathway (Tested every 6 years)
2001 – Potassium Iodide recommended for protection of thyroid
Distribution to residents within 10 miles of nuclear plant enacted
2002 – Post 9/11 Security Changes implemented
Required greater integration of security plan and emergency plan
2006 – Battery Backup on sirens recommended

Salem / Hope Creek Site Specific Information Salem / Hope Creek Site Specific Information

Salem – Hope Creek Seismic Design
Salem – Hope Creek Seismic Design
Design Basis levels for environmental events are
determined independently for every plant in the US
Based on geographic and historic information
Salem – Hope Creek Seismic Design – 6.5 Richter Scale
All structures, systems, and components important to plant
safety will perform safety function to keep plant cool
Re-evaluated during current License Renewal review
The largest earthquake in New Jersey occurred in 1783
Magnitude 5.3
Felt from New Hampshire to Pennsylvania

Salem/Hope Creek Flooding Design
Salem/Hope Creek Flooding Design
Designed for flood level 22.9 ft above ground level
Water-tight doors
Exterior walls reinforced concrete
Max. flood predicted for Tsunami – 5.6 ft above ground level
Coincident with High Tide and High Winds
Max. flood predicted for Hurricane – 22.9 ft above ground level
Category 4
Coincident with High Tide and High Winds
Normal level for Delaware River – 11 ft below ground level
Mean Water level of river – 89ft
Record height – 2.5 feet below ground level (1950)

Salem/Hope Creek Flood Design Salem/Hope Creek Flood Design Salem 1 & 2 Salem 1 & 2 Hope Creek Hope Creek 22.9 ft above ground level

Site Flooding Actions
Site Flooding Actions
Worst Case flooding event for site is Hurricane Surge
Expect forecast >24hrs from event
Site actions planned at specific river levels, including
Emergency Plan staffing if required
93.0 ft Local Area Road Flooding may restrict access to
site and to EOF/ENC
95.0 ft. Salem and Hope Creek doors to be shut
98.5 ft Hot Standby in 6 hours
99.5 ft Hope Creek, Salem in Hot Shutdown in 12 and cold
shutdown within following 24 hrs. Unusual Event Declared
124 ft Emergency Diesel Generators are impacted

Hope Creek EDG Flood Protection Design
Hope Creek EDG Flood Protection Design
Hope Creek 4 Dedicated Emergency Diesel Generators
protected from flooding up to 31 feet above site grade
Hope Creek Diesel Combustion Air
Intakes 31 feet above site grade
Hope Creek EDG
Combustion Air Intakes

Salem Diesel Flood Protection Design
Salem Diesel Flood Protection Design
Salem Diesels protected from flooding up to 25 feet above
site grade.  Starting Air, Fuel and control systems in flood protection area.
Salem Diesel Combustion
Air intake 25 feet above
site grade

Industry Mark 1 Containment Modifications
Industry Mark 1 Containment Modifications
US Industry response to Severe
Accident Management Program
(SAMP 1988 ) required
implementation of hardened
external torus vent to prevent
hydrogen infiltration into
reactor building during
venting.

Alternate Makeup Fire Pump
Alternate Makeup Fire Pump
Post 9/11 regulatory
requirements included
development of alternate fire
protection, fuel pool and reactor
vessel makeup strategies.
Photo of dedicated site portable
diesel fire pump utilized in post
accident event.

Operated by PSEG Nuclear
PSEG Ownership: 100%
Technology: Boiling Water Reactor
Total Capacity: 1,197MW
Owned Capacity:  1,197MW
License Expiration: 2026
Filed for license extension,
August 2009
Next Refueling 2012
Operated by PSEG Nuclear
Ownership: PSEG – 57%
Exelon – 43%
Technology: Pressurized Water Reactor
Total Capacity: 2,337MW
Owned Capacity: 1,342MW
License Expiration: 2016 and 2020
Filed for license extension,
August 2009
Next Refueling
Unit 1 – Fall 2011
Unit 2 – Spring 2011
Operated by Exelon
PSEG Ownership: 50%
Technology: Boiling Water Reactor
Total Capacity: 2,245MW
Owned Capacity: 1,122MW
License Expiration: 2033 and 2034
Next Refueling
Unit 2 – 2012
Unit 3 – Fall 2011
Hope Creek Salem Units 1 and 2 Peach Bottom Units 2 and 3
Our five unit nuclear fleet